Exhibit 10.11

Schedule of Omitted Management Agreements

The following management agreements have not been filed as exhibits to this Post Effective Amendment No. One to the Registration Statement pursuant to Instruction 2 to Item 601 of Regulation S-K:

1.	Property Management Agreement dated as of December 3, 2004 between Intrawest U.S. Commercial Property Management, Inc. (Manager) and CNL Income Sandestin, LP (Owner).

2.	Property Management Agreement dated as of December 3, 2004 between Intrawest U.S. Commercial Property Management, Inc. (Manager) and CNL Income Copper, LP (Owner).

3.	Property Management Agreement dated as of December 3, 2004 between Intrawest U.S. Commercial Property Management, Inc. (Manager) and CNL Income Snowshoe, LP (Owner).

4.	Property Management Agreement dated as of December 3, 2004 between Intrawest U.S. Commercial Property Management, Inc. (Manager) and CNL Income Stratton, LP (Owner).

5.	Property Management Agreement dated December 3, 2004 between Playground Real Estate Ltd. (Manager) and CNL Income Canada Lessee Corp. (Head Lessee)

The terms of the first four Omitted Management Agreements for the US Resort Village Properties are substantially similar to the Property Management Agreement dated as of December 3, 2004 between Intrawest U.S. Commercial Property Management, Inc. (Manager) and CNL Income Mammoth, LP (Owner), which was filed as Exhibit 10.10 to CNL Income Properties, Inc.’s Post Effective Amendment No. One to the Registration Statement.

The terms of the one Omitted Management Agreements for the Whistler resort village property is substantially similar to the Property Management Agreement dated December 3, 2004 between Playground Real Estate Ltd. (Manager) and CNL Income Canada Lessee Corp. (Head Lessee), which was filed as Exhibit 10.10 to CNL Income Properties, Inc.’s Post Effective Amendment No. One to the Registration Statement.

All of the Omitted Management Agreements provide for different rental constraints depending upon the facilities offered by the particular resort village, different governing state laws depending upon the site of the resort village and as to the management agreements for the Canadian Resort Village Properties the covenants not to compete are structured differently to account for our purchase of an option for certain competing space at Blue Mountain.